Parnassus Funds

February 18, 2015

Supplement to the Prospectus dated May 1, 2014 (as Amended and Restated September 19, 2014)

Parnassus Mid Cap Fund

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Merger of Parnassus Small Cap Fund into Parnassus Mid Cap Fund

The Board of Trustees of the Parnassus Small Cap Fund (the “Small Cap Fund”) and the Parnassus Mid Cap Fund, each a series of Parnassus Funds (the “Trust”), has approved a proposal for the Small Cap Fund to be merged into the Mid Cap Fund. In connection with the merger, all of the Small Cap Fund’s assets will be transferred to the Mid Cap Fund, and shareholders of the Small Cap Fund will receive shares of the Mid Cap Fund in exchange for their shares, on a tax-free basis. The merger is expected to occur on or about April 24, 2015. The expenses of the merger will be borne by the investment adviser to the funds.

The Trust will file a prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the proposed merger. The definitive Form N-14 Prospectus (when available) will be sent to shareholders of the Small Cap Fund. Shareholders of the Small Cap Fund are urged to read the Form N-14 Prospectus when it becomes available, because it will contain important information about the proposed merger.

Parnassus Mid Cap Fund Principal Investment Strategies

The Parnassus Mid Cap Fund’s principal investment strategies are revised to read in full as follows:

“The Parnassus Mid Cap Fund normally invests at least 80% of its net assets in mid-sized companies. The Fund considers a mid-sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $284 million and $36 billion as of February 18, 2015) measured at the time of purchase. The Russell Midcap Index includes approximately 800 of the smallest companies in the Russell 1000 Index. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and may invest up to 20% of its assets in foreign securities of similar companies. Using a value-oriented investment process, the Fund seeks to invest in equity securities that have the potential for long-term capital appreciation. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.”

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The date of this Supplement is February 18, 2015.

Please retain this Supplement for future reference